RAPIDTRON, INC.

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2002

                          INDEX TO FINANCIAL STATEMENTS



Independent Auditors' Report for the Year Ended December 31, 2002 . .  F-1

Independent Auditors' Report for the Year Ended December 31, 2001 . .  F-2

Balance Sheets as of December 31, 2002 and March 31, 2003 (Unaudited)  F-4

Statements of Operations for the Years Ended December 31, 2002 and
2001, and for the Three-Months Ended March 31, 2003 (Unaudited)
and 2002 (Unaudited)  . . . . . . . . . . . . . . . . . . . . . . . .  F-5

Statements of Stockholders' Deficit for the Years Ended
December 31, 2002 and 2001  . . . . . . . . . . . . . . . . . . . . .  F-7

Statements of Cash Flows for the Years Ended December 31, 2002 and
2001, and for the Three-Months Ended March 31, 2003 (Unaudited)
and 2002 (Unaudited . . . . . . . . . . . . . . . . . . . . . . . . .  F-8

Notes to Financial Statements . . . . . . . . . . . . . . . . . . . . F-10

                          INDEPENDENT AUDITORS' REPORT



To the Board of Directors and Stockholders
Rapidtron, Inc.

We have audited the accompanying balance sheet of Rapidtron, Inc. (the "Company") as of December 31, 2002, and the related statements of operations, stockholders' deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rapidtron, Inc. as of December 31, 2002, and the results of its operations and cash flows for the year then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As of December 31, 2002, the Company has a working capital deficit of approximately $1,619,000, recurring losses from operations, an accumulated deficit of approximately $1,481,000 and has generated an operating cash flow deficit of $549,000 for the year then ended. As discussed in Note 1 to the financial statements, additional capital will be necessary to fund the Company's long-term operations. These conditions, among others, raise substantial doubt about the Company's ability to continue as a going concern. Management's plans regarding these matters are also described in Note 1. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Squar, Milner, Reehl & Williamson, LLP


May 16, 2003
Newport Beach, California

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholders
Rapidtron, Inc.


We have audited the accompanying statements of operations, shareholders' equity, and cash flows of Rapidtron, Inc. for the year ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of Rapidtron, Inc. for the year ended December 31, 2001, in conformity with accounting principles generally accepted in the United States of America.


/s/ Kushner, Smith, Joanou & Gregson, LLP


Irvine, California
November 25, 2002

================================================================================
                                 RAPIDTRON, INC.
                                 BALANCE SHEETS
             AS OF DECEMBER 31, 2002 AND MARCH 31, 2003 (UNAUDITED)
================================================================================


                                                                      (UNAUDITED)
                                                         DECEMBER 31,   MARCH 31,
                                                            2002          2003
                                                        ------------  ------------
                                  ASSETS

CURRENT ASSETS
   Cash                                                 $    10,835   $     1,545
   Accounts receivable, net                                  79,159        43,126
   Inventory                                                252,436       247,878
   Prepaid expenses and other current assets                 73,911        63,124
                                                        ------------  ------------
                                                            416,341       355,673

PROPERTY AND EQUIPMENT, NET                                  13,070        13,135

DEPOSITS AND OTHER ASSETS                                    13,901        17,623
                                                        ------------  ------------

                                                        $   443,312   $   386,431
                                                        ============  ============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES
   Accounts payable                                     $   866,408   $   701,112
   Accrued liabilities                                      176,203       176,872
   Due to related party                                     168,175       210,905
   Loans due to related parties                             820,923     1,239,560
   Obligations under capital lease                            3,559         3,317
                                                        ------------  ------------
                                                          2,035,268     2,331,766
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' DEFICIT
   Preferred stock, par value $0.001 per share;
      5,000,000 shares authorized; no shares issued or
      outstanding                                                 -             -
   Common stock, par value $0.001 per share;
      20,000,000 shares authorized; 10,120,000 and
      10,248,000 (unaudited) shares issued at December
      31, 2002 and March 31, 2003, respectively;
      9,924,000 and 10,052,000 (unaudited) shares
      outstanding at December 31, 2002 and March 31,
      2003, respectively                                     10,120        10,248
   Additional paid-in capital                                74,865       138,737
   Treasury stock; 196,000 common shares at cost           (196,000)     (196,000)
   Accumulated deficit                                   (1,480,941)   (1,898,320)
                                                        ------------  ------------
                                                         (1,591,956)   (1,945,335)
                                                        ------------  ------------

                                                        $   443,312   $   386,431
                                                        ============  ============


================================================================================
Page F-4
       The accompanying notes are an integral part of these financial statements

====================================================================================================
                                        RAPIDTRON, INC.
                                   STATEMENTS OF OPERATIONS
                         FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001,
         AND FOR THE THREE-MONTHS ENDED MARCH 31, 2003 (UNAUDITED) AND 2002 (UNAUDITED)
====================================================================================================


                                                                                 (UNAUDITED)
                                                                           -------------------------
                                                                              THREE-        THREE-
                                                                              MONTHS        MONTHS
                                             YEAR ENDED      YEAR ENDED       ENDED         ENDED
                                             DECEMBER 31,    DECEMBER 31,    MARCH 31,     MARCH 31,
                                                2002            2001           2003          2002
                                           ---------------  -------------  -------------  ----------
NET SALES                                  $    1,685,266   $    259,888         97,499   $  27,207

COST OF GOODS SOLD                                771,683        272,301         44,352      62,253
                                           ---------------  -------------  -------------  ----------

GROSS PROFIT (LOSS)                               913,583        (12,413)        53,147     (35,046)

SELLING, GENERAL AND ADMINISTRATIVE
  EXPENSES                                      1,348,748        524,579        425,632     273,862
                                           ---------------  -------------  -------------  ----------

LOSS FROM OPERATIONS                             (435,165)      (536,992)      (372,485)   (308,908)

OTHER INCOME (EXPENSE)
  Interest income                                   6,854         12,889              -           -
  Interest expense                                (32,677)       (10,620)       (22,354)     (3,072)
  Realized foreign exchange loss, net              (2,785)             -        (18,156)     (4,449)
  Unrealized foreign exchange loss                (22,663)             -         (4,384)          -
                                           ---------------  -------------  -------------  ----------
                                                  (51,271)         2,269        (44,894)     (7,521)
                                           ---------------  -------------  -------------  ----------

INCOME BEFORE PROVISION FOR INCOME
  TAXES                                          (486,436)      (534,723)      (417,379)   (316,429)

PROVISION FOR INCOME TAXES                          1,662            800              -         800
                                           ---------------  -------------  -------------  ----------

                                  (continued)


================================================================================
Page F-5
       The accompanying notes are an integral part of these financial statements

====================================================================================================
                                           RAPIDTRON, INC.
                                   STATEMENTS OF OPERATIONS
                         FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001,
         AND FOR THE THREE-MONTHS ENDED MARCH 31, 2003 (UNAUDITED) AND 2002 (UNAUDITED)
====================================================================================================


                                                                                 (UNAUDITED)
                                                                           -------------------------
                                                                              THREE-        THREE-
                                                                              MONTHS        MONTHS
                                             YEAR ENDED      YEAR ENDED       ENDED         ENDED
                                             DECEMBER 31,    DECEMBER 31,    MARCH 31,     MARCH 31,
                                                2002            2001           2003          2002
                                           ---------------  -------------  -------------  ----------
NET LOSS                                   $     (488,098)  $   (535,523)  $   (417,379)   (317,229)
                                           ===============  =============  ============  ===========

BASIC AND DILUTED NET LOSS PER COMMON
  SHARE                                    $        (0.05)  $      (0.05)         (0.04)      (0.03)
                                           ===============  =============  ============  ===========

BASIC AND DILUTED WEIGHTED AVERAGE
  NUMBER OF COMMON SHARES OUTSTANDING          10,118,000     10,120,000     10,051,000  10,120,000
                                           ===============  =============  ============  ===========


================================================================================
Page F-6
       The accompanying notes are an integral part of these financial statements

==========================================================================================================
                                                  RAPIDTRON, INC.
                                       STATEMENTS OF STOCKHOLDERS' DEFICIT
                                  FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001
==========================================================================================================


                               COMMON STOCK        TREASURY STOCK   ADDITIONAL
                           --------------------  -------------------  PAID-IN    ACCUMULATED
                              SHARES     AMOUNT   SHARES    AMOUNT    CAPITAL      DEFICIT       TOTAL
                           -----------  -------  -------  ----------  --------  ------------  ------------
BALANCE -
  DECEMBER 31, 2000        10,120,000   $10,120        -  $       -   $ 74,865  $  (457,320)  $  (372,335)
Net loss                            -         -        -          -          -     (535,523)     (535,523)
                           -----------  -------  -------  ----------  --------  ------------  ------------
BALANCE -
  DECEMBER 31, 2001        10,120,000    10,120        -          -     74,865     (992,843)     (907,858)
Shares retuned to
  Company to settle
  note receivable from
  stockholder at $1.00
  per share                  (196,000)        -  196,000   (196,000)         -            -      (196,000)
Net loss                            -         -        -          -          -     (488,098)     (488,098)
                           -----------  -------  -------  ----------  --------  ------------  ------------

BALANCE -
  DECEMBER 31, 2002         9,924,000   $10,120  196,000  $(196,000)  $ 74,865  $(1,480,941)  $(1,591,956)
                           ===========  =======  =======  ==========  ========  ============  ============


================================================================================
Page F-7
       The accompanying notes are an integral part of these financial statements

====================================================================================================================
                                                  RAPIDTRON, INC.
                                             STATEMENTS OF CASH FLOWS
                                   FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001,
                   AND FOR THE THREE-MONTHS ENDED MARCH 31, 2003 (UNAUDITED) AND 2002 (UNAUDITED)
====================================================================================================================


                                                                                                   (UNAUDITED)
                                                                                         ---------------------------
                                                                                              THREE-       THREE-
                                                           YEAR ENDED       YEAR ENDED        MONTHS       MONTHS
                                                           DECEMBER 31,     DECEMBER 31,   ENDED MARCH   ENDED MARCH
                                                              2002             2001         31, 2003      31, 2002
                                                         --------------  --------------  --------------  ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                 $    (488,098)  $    (535,523)  $    (417,379)   (317,229)
Adjustments to reconcile net loss to net cash (used in)
   provided by operating activities:
      Depreciation                                               6,060             423           1,732         896
      Unrealized foreign exchange loss                          22,663               -           4,384           -
      Changes in operating assets and liabilities:
         Accounts receivable                                   (76,624)         (9,172)         36,033       9,172
         Inventory                                            (208,974)        (43,462)          4,558    (258,797)
         Prepaid expenses and other current assets             (50,523)        (23,388)         10,787    (144,441)
         Deposits and other assets                              (1,521)        (12,380)         (3,722)   (250,000)
         Accounts payable                                      608,641         180,917        (169,680)    110,360
         Accrued liabilities                                   112,209          37,661          64,669       5,001
         Customer deposits                                           -               -               -   1,372,053
         Due to related party                                 (472,599)        255,281          42,730    (517,600)
                                                         --------------  --------------  --------------  ----------
NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES           (548,766)       (149,643)       (425,888)      9,415

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of property and equipment                            (13,613)           (888)         (1,797)     (9,881)
Loan to stockholder                                                  -         (84,139)              -           -
                                                         --------------  --------------  --------------  ----------
NET CASH USED IN INVESTING ACTIVITIES                          (13,613)        (85,027)         (1,797)     (9,881)

                                   (continued)


================================================================================
Page F-8
       The accompanying notes are an integral part of these financial statements

===========================================================================================================
                                           RAPIDTRON, INC.
                                       STATEMENTS OF CASH FLOWS
                            FOR THE YEARS ENDED DECEMBER 31, 2002 AND 2001,
            AND FOR THE THREE-MONTHS ENDED MARCH 31, 2003 (UNAUDITED) AND 2002 (UNAUDITED)
===========================================================================================================


                                                                                          (UNAUDITED)
                                                                                   ------------------------
                                                                                     THREE-       THREE-
                                                          YEAR ENDED   YEAR ENDED    MONTHS       MONTHS
                                                         DECEMBER 31, DECEMBER 31, ENDED MARCH  ENDED MARCH
                                                            2002         2001       31, 2003     31, 2002
                                                         -----------  -----------  -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from loans due to related parties                  603,100      240,865      420,000       10,000
Principal payment of loans due to related parties           (35,542)           -       (1,363)      (1,408)
Principal payment of capital lease obligations                 (869)        (124)        (242)        (198)
                                                         -----------  -----------  -----------  ----------
NET CASH PROVIDED BY FINANCING ACTIVITIES                   566,689      240,741      418,395        8,394
                                                         -----------  -----------  -----------  ----------

NET INCREASE (DECREASE) IN CASH                               4,310        6,071       (9,290)       7,928

CASH - beginning of period                                    6,525          454       10,835        6,525
                                                         -----------  -----------  -----------  ----------

CASH - end of period                                     $   10,835   $    6,525        1,545       14,453
                                                         ===========  ===========  ===========  ==========

SUPPLEMENTAL DISCLOSURE OF CASH FLOW
  INFORMATION
Cash paid during the period for:
  Income taxes                                           $    1,662   $      800   $        -   $       -
                                                         ===========  ===========  ===========  ==========
  Interest                                               $    9,891   $   10,620          945   $   1,040
                                                         ===========  ===========  ===========  ==========

Non-cash investing and financing activities:
  Treasury stock received to settle loan to stockholder  $  196,000   $        -   $        -   $       -
                                                         ===========  ===========  ===========  ==========
  Equipment acquired via capital lease                   $        -   $    4,552   $      -     $       -
                                                         ===========  ===========  ===========  ==========


================================================================================
Page F-9
       The accompanying notes are an integral part of these financial statements

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BUSINESS

Rapidtron, Inc. (the "Company") was incorporated in the State of Delaware in January 2000, and is headquartered in Costa Mesa, California. The Company provides Radio Frequency ("RF") Smart access control and ticketing/membership systems (the "System") to the fitness, ski, entertainment and transportation industries in North America. The System facilitates rapid operator-free entry and exit through automated turnstiles or portals and optional hands-free entry. The Company incorporates "Smart Card" debit/credit technology for retail purchases and promotional/loyalty programs. The System is versatile and utilizes either read-write RF Smart cards or bar code paper tickets. This dual capability allows a venue to issue and re-issue numerous types and durations of access privilege cards. Its open architecture allows for an easy interface with existing back office software.

Subsequent to December 31, 2002, the Company completed a reverse merger with a publicly traded "shell" company (see Note 8). Effective May 8, 2003, the merged entity trades on the Over the Counter Bulletin Board under the symbol "RPDT.OB".

The accompanying unaudited financial statements as of and for the three-months ended March 31, 2003 and 2002 have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") for interim financial statements. Accordingly, these financial statements do not include certain information and footnotes required by GAAP for complete financial statements. However, the accompanying unaudited financial statements contain all adjustments (consisting of only normal recurring accruals), which, in the opinion of management, are necessary in order to fairly present the financial statements in accordance with GAAP. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. These financial statements should be read in conjunction with the Company's audited financial statements, and notes thereto, which are included herein.

GOING CONCERN AND LIQUIDITY CONSIDERATIONS

The accompanying financial statements have been prepared assuming the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As of December 31, 2002, the Company has a working capital deficit of approximately $1,619,000, recurring losses from operations, an accumulated deficit of approximately $1,481,000 and has generated an operating cash flow deficit of $549,000 for the year then ended. The Company intends to fund operations through increased sales and debt and equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the year ending December 31, 2003.


================================================================================
Page F-10

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================



1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

GOING CONCERN AND LIQUIDITY CONSIDERATIONS (continued)

Thereafter, the Company will be required to seek additional funds to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there is no assurance that if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results.

In  response  to  these  problems, management has planned the following actions:
     -    Subsequent  to  year-end,  the Company completed a reverse merger (see
          Note 8), which is expected to generate approximately $1,600,000 in cash proceeds, primarily through the sale of debt.
     - Subsequent to year-end, loans to related parties totaling $430,000 at December 31, 2002, were converted to equity at the rate of $1.00 per share (see Note 8).
     - Management intends to raise additional funds through future private placement offerings.
     - Management expects its increased marketing efforts to result in future sales increases. There can be no assurances, however, that management's expectations of future sales will be realized.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting years. Significant estimates made by management include, among others, provision for losses on accounts receivable, realization of inventory and long-lived assets, and the valuation allowance for deferred tax assets. Actual results could differ from those estimates.

CONCENTRATIONS

Financial instruments that may subject the Company to credit risk include uninsured cash-in-bank balances. At times, the Company's bank balance may exceed the amount insured by the Federal Deposit Insurance Corporation.


================================================================================
Page F-11

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

CONCENTRATIONS  (continued)

The Company grants credit to customers and requires collateral on a case-by-case basis. The Company's ability to collect receivables is affected by economic fluctuations in the geographic areas served by the Company. Reserves for uncollectible amounts are provided, based on past experience and a specific analysis of the accounts, which management believes are sufficient. Management has provided an allowance for doubtful accounts of $5,000 at December 31, 2002. Although management expects to collect amounts due, actual collections may differ from the estimated amounts.

At December 31, 2002, four customers accounted for substantially all of net accounts receivable. One customer accounted for approximately 81% of net sales during the year ended December 31, 2002, and no other customer accounted for more than 10% of net sales for the year then ended. For the year ended December 31, 2001, no customer accounted for more than 10% of net sales.

Effective May 1, 2000, the Company entered into an exclusive distribution agreement with Axess AG ("Axess"), an Austrian company, where the Company would sell, primarily to the North American market, access control devices developed and manufactured by Axess. The Company purchases substantially all of its inventory from Axess.

RISKS  AND  UNCERTAINTIES

The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating an emerging business, including the potential risk of business failure.

INVENTORY

Inventory is stated at the lower of cost (first-in, first-out) or market and is primarily comprised of finished goods. Market is determined by comparison with recent sales or net realizable value. Such net realizable value is based on management's forecasts for sales of the Company's products or services in the ensuing years. Should the demand for the Company's products prove to be significantly less than anticipated, the ultimate realizable value of the Company's inventory could be substantially less than amounts shown in the accompanying balance sheet.


================================================================================
Page F-12

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

PROPERTY  AND  EQUIPMENT

Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is provided on the straight-line method over the estimated useful lives of the respective assets, generally three years. Equipment under capital lease obligations are capitalized at the lesser of their estimated fair market value or the present value of the minimum lease payments, and are depreciated over the shorter of the estimated useful life or the term of the related lease. Betterments, renewals, and extraordinary repairs that extend the lives of the assets are capitalized; other repairs and maintenance charges are expensed as incurred. The cost and related accumulated depreciation applicable to assets sold or retired are removed from the accounts, and the gain or loss on disposition is recognized in current operations.

IMPAIRMENT  OF  LONG-LIVED  ASSETS

In July 2001, the Financial Accounting Statements Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed
Of." SFAS No. 144 addresses financial accounting and reporting for the impairment or disposal of long-lived assets. SFAS No. 144 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that their carrying amounts may not be recoverable. If the cost basis of a long-lived asset is greater than the projected future undiscounted net cash flows from such asset (excluding interest), an impairment loss is recognized. Impairment losses are calculated as the difference between the cost basis of an asset and its estimated fair value.

SFAS No. 144 also requires companies to separately report discontinued operations and extends that reporting to a component of an entity that either has been disposed of (by sale, abandonment, or in a distribution to stockholders) or is classified as held for sale. Assets to be disposed are reported at the lower of the carrying amount or fair value less costs to sell. The Company adopted SFAS No. 144 on January 1, 2002. The provisions of this statement for assets held for sale or other disposal are generally required to be applied prospectively after the adoption date to any newly initiated commitment to a plan to sell such assets by management. As a result, the Company cannot determine the potential effects that adoption of SFAS No. 144 will have on the financial statements with respect to future disposal decisions, if any. As of December 31, 2002, management has determined that no such impairment exists and therefore, no adjustments have been made to the carrying values of long-lived assets. There can be no assurance, however, that market conditions will not change or demand for the Company's products will continue which could result in impairment of long-lived assets in the future.


================================================================================
Page F-13

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

REVENUE  RECOGNITION

Revenues are recognized when all of the following criteria have been met: persuasive evidence for an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collectibility is reasonably assured. Generally, this occurs upon shipment of product. Installation revenues are generally recorded upon completion of services.

FOREIGN  CURRENCY  TRANSACTIONS

The Company records all transactions with its foreign supplier, Axess (see above), in accordance with SFAS No. 57, "Foreign Currency Translation." All invoices received from Axess are denominated in Euros. When an invoice is received, the Company translates these amounts to US Dollars at the exchange rate effective on the invoice date. If the exchange rate changes between the time of purchase and the time actual payment is made, a foreign exchange gain or loss results. No significant realized exchange gains or losses were recorded for the years ended December 31, 2002 and 2001.

Additionally, the Company computes a foreign exchange gain or loss at each balance sheet date on all recorded foreign transactions that have not been settled. The difference between the exchange rate that could have been used to settle the transaction at the date it occurred (the invoice date), and the exchange rate at the balance sheet date, is the unrealized gain or loss recognized in current net income. At December 31, 2002, the Company recorded an unrealized exchange loss of approximately $23,000. No significant unrealized exchange gains or losses were recorded at December 31, 2001.

ADVERTISING

The Company expenses the cost of advertising when incurred. Advertising expenses are included in selling, general and administrative expenses in the accompanying statements of operations and approximated $82,000 and $15,000 for the years ended December 31, 2002 and 2001, respectively.

SHIPPING  AND  HANDLING  COSTS

Shipping and handling costs are included in cost of goods sold in the accompanying statements of operations in accordance with Emerging Issues Task Force ("EITF") No. 00-10, "Accounting for Shipping and Handling Fees and Costs." Freight costs for the years ended December 31, 2002 and 2001 were not significant.


================================================================================
Page F-14

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

SOFTWARE  DEVELOPMENT  COSTS

The Company develops software to allow its products to interface with existing back office software used by its customers. Software development costs are charged to expense as incurred in accordance with SFAS No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed." Software development costs approximated $149,000 for the year ended December 31, 2002. There were no significant software development costs during the year ended December 31, 2001.

INCOME  TAXES

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provide for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

STOCK  BASED  COMPENSATION

The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion No. 25 "Accounting for Stock Issued to Employees" ("APB 25"). Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123" and interpreted by FASB Interpretation No. ("FIN") 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB 25." This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.


================================================================================
Page F-15

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

STOCK  BASED  COMPENSATION  (continued)

The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company adopted the cost recognition requirements under SFAS No. 123, are required to be presented.

At December 31, 2002, the Company had no stock-based compensation plans, but had granted options to certain employees (see Note 5). The Company accounts for such grants under the recognition and measurement principles of APB 25, and related Interpretations. No stock-based employee compensation cost is reflected in net loss, as all options granted had an exercise price equal to the estimated market value of the underlying common stock on the date of grant. Had the Company applied the fair value recognition provisions of SFAS No. 123 to stock-based employee compensation, there would have been no material change to net loss or loss per share at December 31, 2002 and 2001.

COMPREHENSIVE  INCOME

SFAS No. 130, "Reporting Comprehensive Income," establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. For the years ended December 31, 2002 and 2001, the Company had no items of other comprehensive income. Therefore, net loss equals comprehensive loss for the years ended December 31, 2002 and 2001.

EARNINGS  PER  SHARE

The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at December 31, 2002 and 2001 (see Note 5). Because the Company has incurred net losses and has no potentially dilutive common shares, basic and diluted loss per share are the same. Additionally, for purposes of calculating diluted loss per share, there were no adjustments to net loss.

TREASURY  STOCK

The Company accounts for acquisitions of treasury stock under the cost method. Treasury stock is recorded as a separate component of stockholders' equity at cost, and paid-in capital accounts are not adjusted until the time of sale, retirement or other disposition.


================================================================================
Page F-16

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

SEGMENTS  OF  A  BUSINESS

SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," changed the way public companies report information about segments of their business in their quarterly reports issued to stockholders. It also requires entity-wide disclosures about the products and services an entity provides, the material countries in which it holds assets and reports revenues and its major customers. The Company currently operates in one segment, as disclosed in the accompanying statements of operations.

RECENT  ACCOUNTING  PRONOUNCEMENTS

Significant recent accounting pronouncements include:

                                                                ADOPTION/
PRONOUNCEMENT                     TITLE                      EFFECTIVE DATE
-------------  --------------------------------------------  ---------------
SFAS No. 141   Business Combinations                         January 1, 2002

SFAS No. 142   Goodwill and Other Intangible Assets          January 1, 2002

SFAS No. 143   Accounting for Asset Retirement Obligations   January 1, 2003

SFAS No. 145   Rescission of FASB Statements No. 4, 44, and    May 15, 2002
               64, Amendment of FASB Statement No. 13,
               and Technical Corrections

SFAS No. 146   Accounting for Costs Associated with Exit or  January 1, 2003
               Disposal Activities

SFAS No. 148   Accounting for Stock-Based Compensation -       December 31,
               Transition and Disclosure, an amendment of          2002
               FASB Statement No. 123

FIN 45         Guarantor's Accounting and Disclosure           December 31,
               Requirements for Guarantees, Including              2002
               Indirect Guarantees of Indebtedness of
               Others - an Interpretation of FASB
               Statements No. 5, 57, and 107 and Rescission
               of FASB Interpretation No. 34

Other recent accounting pronouncements are discussed elsewhere in these notes to the financial statements. In the opinion of management, recent accounting pronouncements did not or will not have a material affect on the financial statements.


================================================================================
Page F-17

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


1.   ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments include cash, accounts receivable, accounts payable, accrued liabilities, and capital lease obligations. The Company believes that the fair value of these financial instruments approximates their carrying amounts based on current market indicators, such as prevailing market rates and the short-term maturities of these financial instruments. It is not practical to estimate the fair value of amounts due to related party and loans due to related parties due to their related party nature.

RECLASSIFICATIONS

Certain reclassifications have been made to the prior year financial statements in order for them to conform to the current year presentation.


2.   PROPERTY  AND  EQUIPMENT

Property and Equipment consist of the following at December 31, 2002:

Furniture and fixtures                          $   5,340
Computer equipment                                 14,213
                                                ----------
                                                   19,553
Less accumulated depreciation and amortization     (6,483)
                                                ----------

                                                $  13,070
                                                ==========


3.   RELATED  PARTY  TRANSACTIONS

DUE  TO  RELATED  PARTY

Equus Marketing and Design, Inc. ("Equus") is a party related to the Company through commonality of ownership. The Company shares a facility and certain administrative personnel with Equus (Equus is the lessee of the property and employer of the personnel). Additionally, Equus provides marketing services to the Company.


================================================================================
Page F-18

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


3.   RELATED PARTY TRANSACTIONS (continued)

DUE TO RELATED PARTY (continued)

On January 1, 2002, the Company entered into an administrative expenses agreement and a marketing services agreement with Equus. Such agreements expire on December 31, 2003. Under the administrative expenses agreement, the Company is to reimburse Equus monthly for certain costs directly attributable to the Company plus approximately 30% to 50% of shared costs such as rent, utilities, certain employees' payroll costs, etc. Management believes that the allocated amounts are reasonable and at fair market values. For the year ended December 31, 2002, Equus charged the Company approximately $171,000 for administrative expenses.

During the year ended December 31, 2001, the Company was not under such agreement, but they reimbursed Equus in a similar manner. Charges to the Company by Equus for administrative expenses for the year ended December 31, 2001 approximated $114,000.

The marketing services agreement requires a monthly marketing retainer of $10,000 to be paid to Equus. Subsequent to December 31, 2002, the retainer amount was reduced to $2,500 per month. Additionally, the Company is billed for certain other direct advertising and marketing costs. For the years ended December 31, 2002 and 2001, marketing and advertising expenses charged by Equus approximated $201,000 and $76,000, respectively.

At December 31, 2002, the Company owed Equus $168,175 for unpaid administrative and marketing expenses, which is included in due to related party on the accompanying balance sheet.

LOANS DUE TO RELATED PARTIES

The Company had the following loans due to related parties at December 31, 2002:

Loans due to stockholders, unsecured, accrue interest at
   the Prime rate (4.25% at December 31, 2002), due on
   demand.                                                          $  100,923
Notes payable to parties involved in the reverse merger
   (see Note 8), secured by substantially all assets of the
   Company, accrue interest at 10% per annum, due in
   May 2003.                                                           430,000
Loan payable to stockholders, unsecured, accrues
   interest at the Prime rate plus 2%, due on demand.                  140,000
Loan payable to Equus, unsecured, accrues interest at
   the Prime rate plus 1%, due on demand.                              150,000
                                                                    ----------

                                                                    $  820,923
                                                                    ==========


================================================================================
Page F-19

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


3.   RELATED PARTY TRANSACTIONS (continued)

LOANS DUE TO RELATED PARTIES (continued)

Subsequent to December 31, 2002, certain notes payable listed above were converted to equity in connection with a reverse merger. See Note 8 for more information.

EQUITY  TRANSACTIONS

On December 28, 2002, the Board of Directors of the Company agreed to accept 196,000 shares of the Company's common stock as payment for a promissory note receivable plus accrued interest due from an employee and stockholder of the Company. Principal plus interest approximated $196,000 at the time of settlement. The Company has recorded the related treasury shares at cost of $196,000 as a reduction to stockholders' equity in the accompanying balance sheet and statement of stockholders' deficit.

MANAGEMENT  SERVICES  AGREEMENT

Effective January 1, 2002, the Company entered into a management services agreement with Meineke Consulting, LLC ("Meineke"). Under such agreement Meineke is to provide general management services to the Company until December 31, 2004, unless terminated earlier. The Company is to pay Meineke an annual base fee in monthly installments. Meineke may also receive incentive bonus compensation if certain annual earnings increases are met. Fees for the year ended December 31, 2002 totaled $75,000.

CONSULTING  AGREEMENT

The Company has entered into a 36-month consulting services agreement with Lee Guthrie & Associates ("LGA") to provide sales, marketing, distribution and business development strategies and assistance. Lee Guthrie, the owner of LGA, is the Company's Vice President of Fitness Sales. The agreement commenced on June 1, 2002, and may be terminated by either party with 30 days notice. Such agreement requires monthly payments of $4,000 plus annual bonuses if certain targets are met. In addition, the Company granted options to purchase 150,000 shares of the Company's common stock at an exercise price of $1.00 per share
(see Note 5). The Company incurred consulting fees related to this contract totaling $28,000 during the year ended December 31, 2002. This agreement replaced a March 3, 2001 agreement with LGA requiring payments of $10,000 per month. Consulting fees incurred related to this 2001 agreement approximated $50,000 and $110,000 for the years ended December 31, 2002 and 2001, respectively.


================================================================================
Page F-20

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


3.   RELATED PARTY TRANSACTIONS (continued)

COMMITMENTS

Future minimum payments on the Equus marketing agreement, Meineke consulting agreement, and LGA consulting agreement approximate the following for the years ending December 31:

2003                 $  213,000
2004                    148,000
2005                     20,000
                     ----------

                     $  381,000
                     ==========


Other related party transactions are discussed elsewhere in these notes to the financial statements.


4.   CAPITAL LEASE OBLIGATIONS

Included in property and equipment (see Note 2) are several computers acquired under capital leases with costs totaling $4,552 and related accumulated depreciation of $1,517 at December 31, 2002. The leases accrue interest at an imputed rate of 19.99%, require principal and interest payments approximating $140 per month, and expire on various dates through November 2005.

Minimum lease payments under these agreements approximate the following for the years ending December 31:

2003                       $  1,670
2004                          1,670
2005                          1,350
                           --------
                              4,690
Less imputed interest       (1,131)
                           --------

                           $  3,559
                           ========


================================================================================
Page F-21

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


5.   STOCK OPTIONS

In May 2001, the Company granted options to acquire 150,000 shares of the Company's common stock in connection with the March 3, 2001, LGA consulting agreement described in Note 3. Such options are exercisable at $1.00 per common share. Of the total granted, 50,000 vested immediately and the remaining 100,000 vest based on LGA assisting the Company to achieve certain sales milestones. Such milestones have not been achieved as of December 31, 2002. The Company has not approved any stock option plan.

A summary of the aggregate stock option activity for the years ended December 31, 2002 and 2001 is presented below, as required by SFAS No. 123:


                                                          WEIGHTED
                                       EXERCISE PRICE   AVERAGE PRICE
                           SHARES          RANGE          PER SHARE
                        -------------  --------------  --------------
Options outstanding -
   December 31, 2000                -               -  $            -
Options granted (May
   2001)                      150,000  $         1.00  $         1.00
Options exercised                   -               -  $            -
Options expired or
   forfeited                        -               -  $            -
                        -------------

Options outstanding -
   December 31, 2002
   and 2001                   150,000  $         1.00  $         1.00
                        =============

Options exercisable -
   December 31, 2002           50,000  $         1.00  $         1.00
                        =============

The weighted average grant-date fair value per share of options granted during 2001 was $0.20. Such fair value was estimated by using the minimum value method of the Black-Scholes stock option pricing model based on the exercise price per share, the estimated market price of the Company's common stock, and the weighted-average assumptions set forth below for issuances in the year ended December 31, 2001:

Expected life                        5 Years
Estimated volatility                      0%
Risk-free interest rate                 4.6%
Dividends                               None


================================================================================
Page F-22

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


5.   STOCK OPTIONS (continued)

In January 2003, the Company granted to certain employees in connection with employment agreements (see Note 8) options to acquire 1,175,000 shares of the Company's common stock. Such options were exercisable at $0.50 per share and vested immediately. However, all outstanding options were cancelled in connection with the reverse merger described in Note 8. No options had been exercised prior to the reverse merger.


6.   COMMITMENTS AND CONTINGENCIES

The Company may be involved from time to time in various claims, lawsuits, disputes with third parties, actions involving allegations and incriminations or breach of contract actions incidental to the normal operations of the business. The Company is currently not involved in any such litigation that management believes could have a material adverse impact on its financial position or results of operations.


7.   INCOME  TAXES

There is no material income tax expense recorded for the years ended December 31, 2002 and 2001, due to the Company's net losses.

Income tax expense for the years ended December 31, 2002 and 2001 differed from the amounts computed by applying the U.S. federal income tax rate of 34 percent for the following reasons:

                                                        2002        2001
                                                     ----------  ----------
Income tax benefit at U.S. federal statutory rates   $(165,000)  $(182,000)
State income tax benefit                               (29,000)    (32,000)
Valuation allowance for deferred tax asset             194,000     214,000
State and local income taxes, net of federal income
    tax effect                                           1,662         800
                                                     ----------  ----------

                                                     $   1,662   $     800
                                                     ==========  ==========


================================================================================
Page F-23

================================================================================
                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
================================================================================


7.   INCOME TAXES (continued)

The Company has a deferred tax asset and like amount of valuation allowance of approximately $604,000 at December 31, 2002, relating primarily to tax net operating loss carryforwards. The valuation allowance increased by approximately $207,000 during the year ended December 31, 2002. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences become deductible. Management considers projected future taxable income and tax planning strategies in making this assessment. Based upon the level of historical taxable income and projections for future taxable income over the periods which the deferred tax assets are deductible, management believes it is more likely than not the Company will not realize the benefits of these deductible differences.

As of December 31, 2002, the Company had net operating loss carryforwards of approximately $1,510,000 and $755,000 available to offset future taxable Federal and state income, respectively. The federal and state carryforward amounts expire in varying years through 2023.

In the event the Company were to experience a greater than 50% change in ownership, as defined in Section 382 of the Internal Revenue Code, the utilization of the Company's tax net operating loss carryforwards ("NOLs") could be severely restricted. Further, utilization of the Company's state NOLs for tax years beginning in 2002 and 2003 will be suspended under provisions of California law.


8.   SUBSEQUENT  EVENTS  (UNAUDITED)

STOCK  ISSUED  TO  EMPLOYEE

Subsequent to December 31, 2002, the Company issued 128,000 shares of its common stock to an employee as payment for approximately $64,000 of accrued salaries. The shares were issued at $0.50 per share.

NOTES  PAYABLE  TO  RELATED  PARTIES

Subsequent to December 31, 2002, the Company borrowed $1,020,000 from related parties under various short-term notes payable bearing interest at rates ranging from 6% to 10%, with principal and accrued interest due within 2003.

Subsequent to the closing of the reverse merger (see below), $620,000 of these subsequent notes payable plus notes payable totaling $430,000 that were outstanding at December 31, 2002 were converted into equity at $1.00 per share.


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                                 RAPIDTRON, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2002
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8.   SUBSEQUENT EVENTS (UNAUDITED) (continued)

EMPLOYMENT  AGREEMENTS

In January 2003, the Company entered into employment agreements with certain employees. The agreements expire on December 31, 2004 and can only be terminated prior to such date by either party for "cause", as defined. The agreements have provisions that include base salary amounts, various benefits, the granting of stock options (see Note 5), and covenants not to compete. Upon a resignation of an agreement with cause by the employee or without cause by the Company, the Company is to immediately pay all accrued compensation, and is to continue paying the base salary for 12 months following termination. Total base salaries to be paid to these employees are as follows for the years ending December 31:

2003            $  360,000
2004               360,000

                $  720,000
                ==========

REVERSE  MERGER

On May 8, 2003, the Company completed a reverse merger under an Agreement and Plan of Merger (the "Plan" or "Merger") with The Furnishing Club and subsidiary ("TFC"), a publicly traded "shell" company, in a tax-free share exchange under section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. Immediately prior to the Merger, TFC had 20,000,000 shares authorized and 19,993,752 shares of common stock issued and outstanding. Pursuant to the Merger, all of the 10,052,000 issued and outstanding shares of common stock of the Company were exchanged for 9,600,000 shares of TFC, on a 0.955 to 1 basis. Concurrent with the closing of the Merger, 13,943,750 shares of common stock of TFC were canceled. Immediately after the Merger, 15,650,002 shares of common stock were issued and outstanding.

Immediately after the Merger, the officers and directors of TFC resigned and the management of the Company took control of such positions, therefore reflecting a change of control. As a result, the transaction will be recorded as a "reverse merger" whereby the Company was considered the accounting acquirer as it retained control of TFC after the merger, however, legally the Company became a wholly owned subsidiary of TFC after the Merger. In connection with the Merger, TFC changed its name to Rapidtron, Inc. Since TFC's continuing operations and balance sheet are insignificant, a pro forma consolidated balance sheet at December 31, 2002 and consolidated statement of operations for the year then ended are not presented here.

In connection with the terms of the Merger, all outstanding stock options (1,325,000 in total) were cancelled. Additionally, subsequent to the Merger, the Company issued 400,000 shares of its restricted common stock to certain individuals as finder's fees.


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